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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 24, 1997 included in Cytogen Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.


                                               ARTHUR ANDERSEN LLP


     Philadelphia, PA
       May 21, 1997